UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K (12)(g)(3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): December 7, 2006

_________________

TABATHA V, INC.

(Exact name of registrant as specified in Charter)

COLORADO	0-31767	84-1536521
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20/F, Unit 2003, International Chamber of Commerce Tower,

Fuhua Road 3, Futian District,

Shenzhen 5180418

China

(Address of Principal Executive Offices)

3940-7 Broad Street, Ste 200, San Luis Obispo,

CA 93401385 Freeport, #1

 (Former Address of Principal Executive Offices)

852-2736-2111

(Issuer Telephone Number)

303-752-4637

(Former Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "we believe," "our company believes," "management believes" and similar language.  These forward-looking statements are based on our current expectations and are subject to certain risks, uncertainties and assumptions, including those set forth in the discussion under Part 1, Item 1 “Description of Business" and Part 1, Item 6 "Management's Discussion and Analysis."  Our actual results may differ materially from results anticipated in these forward-looking statements.  We base our forward-looking statements on information currently available to us, and we assume no obligation to update them.  In addition, our historical financial performance is not necessarily indicative of the results that may be expected in the future and we believe that such comparisons cannot be relied upon as indicators of future performance.

Certain financial information included in this annual report has been derived from data originally prepared in Renminbi (RMB), the currency of the People’s Republic of China.  For purposes of this report, a conversion rate of US$1.00 to RMB 8.3 was utilized.  There is no assurance that RMB amounts could have been or could be converted into US dollars at that rate.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

On December 1, 2006, Tabatha V, Inc., (the “Registrant”) entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among the Registrant, Impact Grammar Institute, Inc., a British Virgin Islands corporation (“Impact”), and the shareholders of Impact.  Upon closing of the share exchange transaction contemplated under the Exchange Agreement (the “Share Exchange”), the shareholders of Impact transferred all of their shares of Impact to the Registrant in exchange for an aggregate of 72,750 shares of common stock of the Registrant, thus causing Impact to become a wholly-owned subsidiary of the Registrant.

Following closing under the Exchange Agreement, which occurred on December 7, 2006, the Registrant has a total of approximately 439,625shares of common stock issued and outstanding.

Immediately prior to the closing of the Exchange Agreement, First Asia Private Equity Investments Limited was the principal shareholder of both the Registrant and Impact.  First Asia Private Equity Investments Limited owned 267,250 shares, or approximately 72% of the issued and outstanding common stock of the Registrant before the Exchange, and is also the sole shareholder of Impact.  Following the closing of the Exchange, First Asia Private Equity Investments Limited owned 313,138 shares of the Registrant.  Except as described above, as of the date of the Exchange Agreement, there is no material relationship between the Registrant or its affiliates and Impact, other than in respect of the Exchange Agreement.

Following the close of the share exchange agreement, the Company became principally engaged in providing tailor-made English training courses to students of different levels. Impact Grammar English-learning courses encompass grammar, listening, vocabulary, phonetics etc., as described below.

Description of Business

HISTORY

Tabatha V, Inc. ("we," "us," "our," "TABATHA" “TBVI”, the “Company”) was incorporated under the laws of the State of Colorado on March 17, 2000 and is in the development stage.

On October 1, 2005 the Company issued 10,000,000 (500,000 post split) shares of its common stock for 100% of the outstanding common stock of Power Save Energy Corp (“Power Save”), a newly formed Nevada corporation in the business of selling, marketing and distributing a certain electricity conservation device to residential and commercial users of electricity. The acquisition agreement was rescinded in December 2005, resulting in the cancellation of the 10,000,000 (500,000 post split) shares.

On October 17, 2005 the Company completed a 1:100 reverse stock split. Issued and outstanding shares prior to the split totaled 17,337,500, and issued and outstanding shares directly after the split totaled 173,375. On November 3, 2005 the Company completed a 5:1 forward stock split. Issued and outstanding shares prior to the split totaled 29,173,375, and issued and outstanding shares directly after the split totaled 145,866,875. The net effect of the two splits is equivalent to a single 1:20 reverse stock split. These financial statements have been retroactively restated to show the effect of the 1:20 ratio as of the beginning of the first period presented.

On November 3, 2005, the Company issued 29,000,000 (145,000,000 post split) shares of its common stock for $145,000 in cash. When the above referenced acquisition agreement was canceled, the cash was returned to the buyer and the shares were canceled.

On November 12, 2005, the Company issued 1,250,000 shares of its common stock for $125,000 in cash. When the above referenced acquisition agreement was canceled, the cash was returned to the buyer and the shares were canceled.

On December 30, 2005, the Company ceased operating as Power-Save Energy Corp. Due to the failure of securing a successful completion of the Form 15c-211 with NASD, the President, Michael Forster, returned and canceled the 10,000,000 (500,000 post split) shares of common stock issued in the Share Exchange.

The Company had 366,875 shares of common stock issued and outstanding at June 30, 2005 and March 31, 2006 after giving effect to the stock splits and the issuances and cancellations.

On December 7, TBVI acquired 5,000,000 shares of Impact Grammar Institute Inc. (“Impact Grammar”), representing all of the issued and outstanding common stock of Impact Grammar pursuant under a share exchange transaction, with 72,720 shares as the consideration.  Impact Grammar was incorporated in the British Virgin Islands in September 2004. Subsequent to the share exchange transaction, Impact Grammar became a wholly-owned subsidiary of the Company.

BUSINESS OVERVIEW

Following the close of the share exchange agreement, the Company became principally engaged in providing tailor-made English training courses to students of different levels. Impact Grammar English-learning courses encompass grammar, listening, vocabulary, phonetics etc. The name “Impact Grammar” was registered with the trademark office of Hong Kong Government on March 1, 2005.

Impact Grammar Institute aims to become one of the biggest english learning resources and supporting services providers in China. At the present stage, the Company has developed the courses and the internet platform.

The key characters of Impact Grammar’s course:

●

Shortened studying periods

●

Application focused which avoid pure memorization

●

Students’ interests and self confidence improvement oriented

The course was first introduced in Hong Kong in 1995. Ignited by the successful results, in 2004, the Company was formed to integrate the course with internet technology. Based on the foundation of the Grammar course, the Company has further developed courses in order to better serve the China market and be more interactive.

THE PRODUCTS

An English grammar course is the flagship product of the Company. Through detailed analysis and diagrams on sentence structures, students can grasp the key concepts of grammar and the foundation of a language within a short period of time. This method can also eliminate the psychological barrier of learning English. The course can be delivered on our self developed Internet platform, where students in remote locations can join.

Innovative English teaching materials

Impact Grammar provides a very effective method for both learning and teaching English grammar. The methods can be called Diagramming Grammar. This method was first introduced in the book by Alonzo Reed and Brainerd Kellogg named “An Elementary English Grammar,” published in 1890. However, this method was only adopted by individual linguistics. The Company is the initiator which applies this method to Impact Grammar’s products.

This method provides a very systematic framework for students and is easy to understand. It helps Chinese students to master English in a short period of time. Based on this methodology, Impact Grammar has been expanded into a series of English teaching and learning materials for different levels of students. While the Company has grammar training as our key and flagship courses, it also has other English courses including phonetics, vocabulary, usages, improvements and corrections, career English and culture courses. In contrast to most famous English training schools which focus mainly on training on public examinations such as TOFEL, GMAT and IELTS, the course focuses on the daily and general language skills of the students. The Company aims to equip our students with reading, writing, speaking and listening and daily usage skills.

The materials are provided in different formats for different usage. They include:

●

Self-paced English course for adults

●

Self-paced English course for juveniles and children

●

Blending English Course for government and private schools

●

Online English course for teacher.

Internet platform

The Internet has been proven to be an effective platform for education. While the Internet platform is the best choice for distant learning, it is also a good and effective platform for information and knowledge sharing. In addition, the Internet platform has been deployed vigorously in recent years for different kinds of educational activities. With the Internet, the courses are able to reach students in remote locations.

Apart from delivering our courses to students, the Impact Grammar’s Internet platform is also a class and course management platform that provides facilities for both teachers and students. Teachers can use the platform to organize the contents and materials and deliver presentations and lectures. On the other hand, students can review and read course material and notes and initiate discussions with other students and teachers.

The Company will bundle teaching materials, through the Internet, to schools and teachers by a tailor-made platform. The Company will also provide technical support services including platform management and education material updates for customers.

TARGET MARKETS AND BUSINESS DEVELOPMENT

Impact Grammar targets People’s Republic of China’s (“PRC”) education providers and schools as their main customers. In order to speed up the penetration in the PRC market, the Company intends to focus on forming cooperations with sizable education providers and schools. By providing local educators and schools Impact Grammar training programs, teaching materials, the Internet platform and the authority of using our brand, the Company could enjoy synergy effects. Impact Grammar can utilize its local knowledge and marketing strength to enlarge the marketing and sales network. The Company will also enjoy a brand recognition among local education providers.

In order to ensure the quality of the cooperating companies, Impact Grammar will select educators by tight criteria, such as reputation, staff quality, teaching effectiveness, historical performance etc. The Company will also monitor the teaching activities on the Internet platform from time to time. In addition, Impact Grammar will provide full support on the maintenance of the platform. A student evaluation will also be conducted individually upon the completion of a course. Certificates and awards will be issued to passing and outstanding students respectively in order to stimulate the learning mood of students.

COMPETITION

Traditional big-brand institutes vs. Impact Grammar

Currently, there are a few big traditional English education institutes (New Oriental, Qianjin extra) in China, which possess a great portion of market share. However, the Company believes that its method of teaching gives it a competitive edge and is unique to the market.  The following table is the comparison between big brand traditional English institutes and Impact Grammar:

	Big-brand traditional English institutes	Impact Grammar
Form of studying	Usually in-class lectures	On-line studying
Location & Schedule	Fixed location and class time	Anywhere with internet access; Anytime, which is convenient for students
Market coverage	Big cities with high competition. Overlook opportunities in small and medium size cities	Any city in China with demand
Operational expenses	High; Since classrooms are needed in each location and facilities cost is high	Low; Since operating through franchisees and Internet.

Competition in English-training software market

Self studying English through the Internet is still a new concept in China. There are few companies offer such kind of software packages.  Compared to existing products, Impact Grammar’s packages and computer platform have innovative, practical studying material and all-round supporting features.

PRINCIPAL OFFICE

Our principle office is located at 20/F, Unit 2003, International Chamber of Commerce Tower,

Fuhua Road 3, Futian District, Shenzhen 5180418, China.

EMPLOYEES AND ORGANIZATION

Impact Grammar employed a total of 2 staff as of December 12, 2006, and it is not expected that there will be any significant changes in the number of employees during the next 12 months.

PATENTS AND INTELLECTUAL PROPERTIES

Impact Grammar has registered with the trademark office of Hong Kong Government the trademark “Impact Grammar” on March 1, 2005.

Management's Discussion and Analysis or Plan of Operation

This report contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "we believe," "the Company believes," "management believes" and similar language. The forward-looking statements are based on the current expectations of the Company and are subject to certain risks, uncertainties and assumptions, including those set forth in the discussion under "Description of Business" and "Management's Discussion and Analysis or Plan of Operation". The actual results may differ materially from results anticipated in these forward-looking statements. We base the forward-looking statements on information currently available to us, and we assume no obligation to update them.

On December 1, 2006, the Company entered into an Agreement for Share Exchange (the “Share Exchange Agreement”) with each of First Asia International Holding Limited, a British Virgin Islands corporation (“First Asia”), and the Shareholder of Impact Grammar Institute Inc. (collectively the “Shareholders”).  Pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the issued and outstanding common stock of Impact Grammar from the Shareholders in exchange for a total of 72,750 shares of the Company’s common stock (the “Exchange Shares”).  The transaction was completed on December 7, 2006.

The Share Exchange was treated as a reverse acquisition for accounting purposes. As such, the financial information reflected activity subsequent to the acquisition for Tabatha V, Inc. and financial activity of Impact Grammar prior to the acquisition. We will continue the business operations conducted by Impact Grammar.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

A.

Basis of Presentation

These financial statements have been prepared using accounting principles generally accepted in the United States. As the Company’s operations are solely within Hong Kong, the Hong Kong dollar is considered the Company’s functional currency. However, the reporting currency has been designated as the United States dollars. For the purpose of these financial statements, unless otherwise specified, conversion of Hong Kong dollars into United States dollars is based on an average exchange rate of HK$ 7.8 = US$ 1.

B.

Revenue recognition

Tuition fees are recognized when the services are rendered.

C.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

On December 31, 2005, the Company had a net operating loss available for carry forward of $21,973. The tax benefit of approximately $2,846 from the loss carry forward has been fully offset by a valuation reserve because it is not likely that the company will be able to realize the benefits with sufficient future taxable income.

D.

Employee benefits

The company operates a defined contribution Mandatory Provident Fund (“MPF”) retirement benefit scheme under the Mandatory Provident fund Schemes Ordinance Contributions to the MPF scheme are made based on a percentage of the employees’ basic salaries and are charges to the profit and loss account as they become payable in accordance with the rules of the MPF scheme.  The company’s employer contributions are fully and immediately vested in favor of the employees.

E.

Amount Due From Ultimate Holdings Company

The amount due from the Ultimate Holding Company ($3,097) represents advances which are unsecured, interest free and without fixed terms of repayment.

F.

Common Stock

The Company has authorized 10,000 common shares of stock for issuance. As of December 31, 2005, the Company had issued 2 shares for cash of US$0.256.

On incorporation, the company issued 2 ordinary shares of US$0.128 each at par for cash.  These shares rank pari passu in all respect.

RESULTS OF OPERATIONS

During the period from October 18, 2004 (inception) through December 31,2005, the Company has engaged in development of education administration in software program and the services of education course through the Internet. As of December 31, 2005, the Company has generated sales of $17,154 and incurred operating expenses of $39,127. As a result, the Company has incurred a net loss of  $21,973.

Total assets as of December 31, 2005 were $3,502, consisting of cash and bank balances of $405 and amount due from ultimate holding company of $3,097.

Total current liabilities as of December 31, 2005 were $25,475, consisting of accounts payable of $1,006 and note payable to a director of $24,475.

Total stockholder’s deficit as of December 31, 2005 was $21,973 consisting of an accumulated deficit of $21,973.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2005, the company has a cash balance of $405 and net current liabilities of $21,973.  The Company has no bank borrowing outstanding. Due to the nature of the Company’s business, it does not require substantial amounts of plant and equipment.  As a result, it has no plans to acquire or to sell any substantial amount of assets in the next 12 months.

The Company’s current cash on hand and continuing revenue from operations is not sufficient to maintain operations at their current levels. The Company is funded under a loan from the director of the Company. A third party to the Company has committed to provide such financial support to the Company as is required to enable it to continue to meet its obligations when they come due.

INFLATION

Inflation has not had a material impact on our business.

CURRENCY EXCHANGE FLUCTUATIONS

Our operating subsidiary is located in Hong Kong.  All expenses of the subsidiary and revenue received from customers are incurred in Hong Kong denominated in Hong Kong Dollars (the “HKD”) as the functional currency.  During the past years of operation, there were no significant changes in exchange rates.

Description of Property

The Company does not possess any kind of property

Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth information regarding the beneficial ownership of our common stock as of the closing date, giving effect to the Stock Exchange. The information in this table provides the ownership information for each person known by us to be the beneficial owner of more than 5% of our Common Stock; each of our directors; each of our executive officers; and our executive officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 439,625 shares outstanding on  the closing date.

Name	Number of Shares Beneficially Owned	Percent of Class

First Asia Private Equity Investment Limited Room 3503-05, Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong	313,138	71%

Lau Hing Bun (1)	0	0

Woo Chi Wai, Michael (1)	0	0

All officers and directors as a group (2 in number)	0	0

(1) Officer or director.

Directors and Executive Officers, Promoters and Control Persons

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our executive officers are elected annually by the Board of Directors. Our directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there were no arrangements or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer. Currently, directors are not compensated for serving on the Board of Directors. We have not established compensation or executive committees. Currently, our entire board of directors serves as our audit committee. Because of the small size of the Company and the risk attendant to a small public company, we are currently unable to attract an audit committee financial expert to our Board of Directors.

RESIGNATION OF OFFICERS AND DIRECTORS

On June 22, 2006, Michael Forster resigned as a director, President and Chief Executive Officer of the Company, and Kathleen Forster resigned as the Chief Financial Officer.

The resignations were not the result of any known disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

APPOINTMENT OF NEW OFFICERS AND DIRECTORS

The Board of Directors, effective upon the resignation of Michael Forster and Kathleen Forster on June 22, 2006, appointed Lau Hing Bun as a member of the Board of Directors, President and Chief Executive Officer.

On July 28, 2006, Woo Chi Wai, Michael was appointed as a director of the Company.

BIOGRAPHIES OF OFFICERS AND DIRECTORS

The Management

Name	Age	Position
Lau Hing Bun	36	President, Chief Executive Officer and Director
Woo Chi Wai, Michael	37	Director

Biographical Information

Mr Lau Hing Bun

Mr. Lau graduated with a Bachelor degree of Engineering from the Chinese University of Hong Kong in 1992. He also holds a MBA degree from the Chinese University of Hong Kong, which he earned in 2004. Mr. Lau has over ten years of experience in developing Internet applications and network systems.

 From 2001 to 2003, he was employed as the General Manager of Thiz Technology Group Limited, a Hong Kong GEM-board listed company. He was responsible for the operations of the Hong Kong, Taiwan and Mainland China. He also served as the company spokesman for product development. From 2003 to 2004, he had been worked as a free-lance consultant for business projects, internet solutions, web development and network infrastructure. From 2004 to present, he has been employed as the Project Manager of First Asia Finance Group Limited. He is responsible for overseeing the operation of the projects.

Mr Woo Chi Wai, Michael

Mr. Woo Chi Wai, Michael, has more than eight years of experience in dealing with corporate finance and investment evaluation matters. From 1996 to 1999, he was the Assistant Manager of the infrastructure projects department of China Construction Holdings Limited (a listed company in Australia, stock code CIH). From 1999 to 2000, he was the manager of infrastructure projects for China Toll Bridges & Roads Company (a listed company in Singapore, stock code CTBR). From 2001 to 2003, he was the investment manager of Asia Pacific Tobacco Company Limited.  Since 2003, he has been self-employed consultant focusing in investment and business projects.

CODE OF ETHICS

We have recently adopted a Code of Ethics and Business Conduct authorizing the establishment of a committee to ensure that our disclosure controls and procedures remain effective.  Our Code of Ethics also defines the standard of conduct expected by our officers, directors and employees.  The Code of Ethics is attached as an exhibit to this report.

Executive Compensation

 The Company has not paid any salary or compensation for any of the officer or director of the Company during the period from the date of inception to June 30, 2006

Certain Relationships and Related Transactions

 None.

Description of Securities

Common Stock.  We are authorized to issue up to 100,000,000 shares of common stock, no par value. As of the date of this report, there were 439,625 shares of common stock outstanding.

Voting Rights.  Holders of the common stock are entitled to one vote per share on all matters to be voted upon by the stockholders.

Dividend Rights.  Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available for dividends.

Liquidation Rights.  Upon the liquidation, dissolution, or winding up of our company, the holders of common stock are entitled to share ratably in all of our assets which are legally available for distribution after payment of all debts and other liabilities.

Conversion and Redemption.  Holders of common stock have no preemptive, subscription, redemption or conversion rights.

Market Price of and Dividends on the Registrant's Common Equity and         Related Stockholder Matters

Our common stock is quoted on the pink sheets under the symbol TBVI. Trading in our common stock has been limited and sporadic.

DIVIDENDS

We presently intend to retain future earnings, if any, to provide funds for use in the operation and expansion of our business. Accordingly, we have not declared or paid any dividends to our common shareholders and do not presently intend to do so. Any future decision whether to pay dividends will depend on our financial condition and any other factors that our Board of Directors deems relevant.

Legal Proceedings

The Company is not aware of any legal proceedings that are material to its business or operations.

Changes in and Disagreements with Accountants

None.

Recent Sales of Unregistered Securities

On December 7, 2006, the Company issued 72,750 shares of common stock, in the aggregate, to the Shareholders pursuant to the terms of the Share Exchange Agreement.  Such issuances were effectuated under Section 4(2) of the Securities Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in such transaction.

Indemnification of Directors and Officers

Our articles of incorporation limit the liability of directors to the maximum extent permitted by Colorado law. This limitation of liability is subject to exceptions including intentional misconduct, obtaining an improper personal benefit and abdication or reckless disregard of director duties. Our articles of incorporation and bylaws provide that we may indemnify its directors, officer, employees and other agents to the fullest extent permitted by law.  Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the bylaws would permit indemnification. We currently do not have such an insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for our directors, officers and controlling 1934 persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements *

Impact Grammar Institute Limited Audited Financial Statements as of December 31, 2005

Impact Grammar Institute Limited Unaudited Financial Statements as of September 30, 2006

(b)

Pro forma financial statements *

Pro Forma Financial Statements as of December 31, 2005

(d)

Exhibits

14.1

Code of Ethics*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 13, 2006           Tabatha V, Inc.

/s/ Lau Hing Bun

----------------------------------------

By: Lau Hing Bun

Its: Chief Executive Officer

Exhibit (a)

INDEX TO FINANCIAL STATEMENTS

Impact Grammar Institute Limited Audited Financial Statements as of December 31, 2005

Impact Grammar Institute Limited Unaudited Financial Statements as of September 30, 2006

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

(AUDITED FINANCIAL STATEMENTS)

December 31, 2005

Madsen & Associates CPA’s, Inc.

684 E. Vine St. #3

Murray, Utah  84107

801-268-2632 fax 801-262-3978

Board of Directors

Impact Grammar Institute (Hong Kong) Limited

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Impact Grammar Institute (Hong Kong) Limited as of December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the period from inception on October 18, 2004 to December 31, 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impact Grammar Institute (Hong Kong) Limited as of December 31, 2005 and the results of its operations and cash flows for the period from inception on October 18, 2004 to December 31, 2005 in conformity with accounting principles generally accepted in the United States.

Madsen & Associates CPA’s, Inc.

Salt Lake City, Utah

May 26, 2006

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED
Balance Sheet

December 31,
ASSETS	2005
Current Assets:
Cash & bank balances	$ 405
Amount due from ultimate holding company	3,097
Total Current Assets	3,502

Total Assets	$ 3,502

LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts payable	1,006
Note Payable - Director	24,469
Total Current Liabilities	25,475

Stockholders' Equity:
Common Stock; 10,000 shares authorized; US$0.128 par value;
2 shares issued and outstanding	0
Accumulated Deficit	(21,973)
Total Stockholders' Equity	(21,973)

Total Liabilities and Stockholders' Equity	$ 3,502

See accompanying notes to the financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED
Statement of Operations

Cumulative from date of Inception (Oct 18, 2004) to Dec 31, 2005

Sales	17,154

Operating & Administrative Expenses	(39,127)

Loss from Operating Activities	(21,973)

Interest Expense	-

Net (Loss)	(21,973)

See accompanying notes to the financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED
Statement of Stockholders' Equity
For the period from October 18, 2004 (Date of Inception)
to December 31, 2005
	Common			Total
	Stock	Common	Accumulated	Stockholders'
	Shares	Stock	Deficit	Equity
Common shares issued for cash	2	0		0

Net Loss	-	-	(21,973)	(21,973)

Balance at December 31, 2005	2	0	(21,973)	(21,973)

See accompanying notes to the financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED
Cash Flow Statement

Cumulative from date of Inception (Oct 18, 2004) to Dec 31, 2005
Cash Flows Provided by Operating Activities:
Net (Loss)	$ (21,973)
Changes to operating assets and liabilities:
Increase in amount due from ultimate holding company	(3,097)
Increase in amount in accounts payable & accruals	1,006
Increase in amount due to a director	24,469

Net cash provided by operations	405

FINANCING ACTIVITIES
Common shares issued for cash	0

NET CASH FROM FINANCING ACTIVITIES	0

NET INCREASE IN CASH & CASH EQUIVALENTS	405

CASH & CASH EQUIVALENTS AT BEGINNING	-
OF THE PERIOD

CASH & CASH EQUIVALENTS AT END
OF THE PERIOD	405

See accompanying notes to the financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

1. GENERAL

Impact Grammar Institute (Hong Kong) Limited (the Company) was incorporated on October 18, 2004 in Hong Kong with limited liabilities under the Companies Ordinance.  Its principal activities during the period were engaged in development of education administration in software program and the services of education course through the Internet.

The registered office of Impact Grammar Institute (Hong Kong) Limited is located at Room 3505-6, 35/F., Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

2.  PRINCIPAL ACCOUNTING POLICIES

G.

Basis of Presentation

These financial statements have been prepared using accounting principles generally accepted in the United States. As the Company’s operations are solely within Hong Kong, the Hong Kong dollar is considered the Company’s functional currency. As such, under FAS 52, the Company is using Hong Kong dollars as the reporting currency.

H.

Revenue recognition

Tuition fees are recognized when the services are rendered.

I.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the  recognition of deferred tax assets and liabilities for the expected future tax  consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

On December 31, 2005, the Company had a net operating loss available for carry forward of $21,973. The tax benefit of approximately $2,846 from the loss carry forward has been fully offset by a valuation reserve because it is not likely that the company will be able to realize the benefits with sufficient future taxable income.

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

2.  PRINCIPAL ACCOUNTING POLICIES (cont)

J.

Employee benefits

The company operates a defined contribution Mandatory Provident Fund (“MPF”) retirement benefit scheme under the Mandatory Provident fund Schemes Ordinance Contributions to the MPF scheme are made based on a percentage of the employees’ basic salaries and are charges to the profit and loss account as they become payable in accordance with the rules of the MPF scheme.  The company’s employer contributions are fully and immediately vested in favor of the employees.

K.

Amount Due From Ultimate Holdings Company

The amount due from the Ultimate Holding Company ($3,097) represents advances which are unsecured, interest free and without fixed terms of repayment.

L.

Common Stock

The Company has authorized 10,000 common shares of stock for issuance. As of December 31, 2005, the Company had issued 2 shares for cash of US$0.256.

On incorporation, the company issued 2 ordinary shares of US$0.128 each at par for cash.  These shares rank pari passu in all respect.

3.  Related Parties

Companies are considered to be related if one company has the ability directly or indirectly to control the other company or exercise significant influence over the other company in making the financial and operating decisions.  Companies are also considered to be related if they are subject to common control or common significant influence.  Related parties may be individuals or entities.

As of December 31, 2005 the Company had amounts totaling US$24,469 due to a Director of the Company.

During the year, the company had the following transactions with a related party, in which Li Sze Tang and Lau Hing Bun are directors of both parties:

Name of Party

Nature of transaction

      2005

Digitalone Limited

Internet education and

US$16,410

training program expenses

included in cost of sales

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

4.  Schedule of Expenses

Following is a detail schedule of expenses shown in the statement of operations under Operating and Administrative Expenses.

Operating & Administration Expenses
Audit	513
Business registration	666
Legal & professional fees	250
MPF contribution	1,696
Postage & shipping	159
Preliminary expenses	347
Printing & stationery	543
Staff salaries	34,637
Sundry expenses	190
Telephone & communications	92
Travel expense	34
39,127

5.  Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.

The Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The holding company of the Company has committed to provide such financial support to the Company as is required to enable it to continue to meet its obligations when they come due.

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

FINANCIAL STATEMENTS (UNAUDITED)

SEPTEMBER 30, 2006

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

BALANCE SHEET (UNAUDITED)

SEPTEMBER 30, 2006

	30-Sep	31-Dec
	2006	2005
	US $	US $
	(unaudited)	(audited)

Current Assets
Cash and cash equivalents	522	405
Amount due from immediate holding company	3,097	3,097
	3,619	3,502

TOTAL ASSETS	3,619	3,502

Current Liabilities
Accounts payables & accruals	16,510	1,006
Due to a director	29,738	24,469

TOTAL LIABILTIES	46,248	25,475

Shareholders' Equity
Common Stock: $0.129 par value
10,000 authorized
2 shares issued and outstanding	-	-
Retained earnings	42,629	21,973

TOTAL SHAREHOLDERS' EQUITY	42,629	21,973

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	3,619	47,448

See notes to unaudited financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

STATEMENT OF OPERATIONS (UNAUDITED)

SEPTEMBER 30, 2006

		Inception to
	30-Sep	31-Dec
	2006	2006
	US $	US $
	(unaudited)	(audited)

Revenue	11,938	17,154

Administrative expenses	32,594	39,127

Operating income	(20,656)	(21,973)

Provision for taxation	-	-

Net loss	(20,656)	(21,973)

See notes to unaudited financial statements

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

CASH FLOW STATEMENT (UNAUDITED)

SEPTEMBER 30, 2006

Nine Months Ended Sept 30, 2006
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,656)

Changes in operations assets and liabilities
Increase / (Decrease) in
Accruals and other payables	15,504
Amount due to director	5,269

Net cash provided by (used in) operating activities	117

NET INCREASE (DECREASE) IN CASH	117

CASH AT BEGINNING PERIOD	405

CASH AT END OF PERIOD	$522

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

1. GENERAL

Impact Grammar Institute (Hong Kong) Limited (the Company) was incorporated on October 18, 2004 in Hong Kong with limited liabilities under the Companies Ordinance. Its principal activities during the period were engaged in development of education administration in software program and the services of education course through the Internet.

The registered office of Impact Grammar Institute (Hong Kong) Limited is located at 20/F., Unit 2003, International Chamber of Commerce Tower, Fuhua Road 3, Futian District, Shenzhen 5180418 China.

2.  PRINCIPAL ACCOUNTING POLICIES

M.

Basis of Presentation

These financial statements have been prepared using accounting principles generally accepted in the United States. As the Company’s operations are solely within Hong Kong, the Hong Kong dollar is considered the Company’s functional currency. However, the reporting currency has been designated as the United States dollars. For the purpose of these financial statements, unless otherwise specified, conversion of Hong Kong dollars into United States dollars is based on an average exchange rate of HK$ 7.8 = US$ 1.

N.

Revenue recognition

Tuition fees are recognized when the services are rendered.

O.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

On September 30, 2006, the Company had a net operating loss available for carry forward of $20,656.

IMPACT GRAMMAR INSTITUTE (HONG KONG) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

2.  PRINCIPAL ACCOUNTING POLICIES (cont.)

P.

Employee benefits

The company operates a defined contribution Mandatory Provident Fund (“MPF”) retirement benefit scheme under the Mandatory Provident fund Schemes Ordinance Contributions to the MPF scheme are made based on a percentage of the employees’ basic salaries and are charges to the profit and loss account as they become payable in accordance with the rules of the MPF scheme.  The company’s employer contributions are fully and immediately vested in favor of the employees.

Q.

Amount Due From Immediate Holdings Company

The amount due from the Immediate Holding Company US$3,097 represents advances which are unsecured, interest free and without fixed terms of repayment.

R.

Common Stock

The Company has authorized 10,000 common shares of stock for issuance. As of September 30, 2006, the Company had issued 2 shares for cash of US$0.256.

On incorporation, the company issued 2 ordinary shares of US$0.128 each at par for cash.  These shares rank pari passu in all respect.

3.  Related Parties

Companies are considered to be related if one company has the ability directly or indirectly to control the other company or exercise significant influence over the other company in making the financial and operating decisions.  Companies are also considered to be related if they are subject to common control or common significant influence.  Related parties may be individuals or entities.

As of September 30, 2006 the Company had amounts totaling US$29,738 due to a Director of the Company.

4.  Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.

The Company has incurred losses since its inception and has not yet been successful in establishing profitable operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern. The ultimate holding company has committed to provide such financial support to the Company as is required to enable it to meet its obligations when they fall due.

Exhibit (b)

Pro Forma Financial Statements as of December 31, 2005

TABATHA V, INC.

(PRO-FORMA FINANCIAL STATEMENTS)

December 31, 2005

TABATHA V, INC.

PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2005

		Impact	Impact
	Tabatha	Grammar Inc.	Grammar	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(audited)

Current Assets
Cash and cash equivalents		-	405		405
Investment in subsidiary					-
Amount due from shareholder		50,000			50,000
Amount due from immediate holding company		-	3,097	(3,097)	-
	-	50,000	3,502		50,405

TOTAL ASSETS	-	50,000	3,502		50,405

Current Liabilities
Accounts payables & accruals	(6,675)		(1,006)	6,675	(1,006)
Amount due to subsidiary		(3,097)		3,097	-
Due to a director			(24,469)		(24,469)

TOTAL LIABILTIES	(6,675)	(3,097)	(25,475)		(25,475)

Shareholders' Equity
Common Stock: no par value
20,000,000,000 authorized
11,856,250 shares issued and outstanding	(76,925)	(50,000)	-	50,000	(76,925)
Addition paid-in capital	-	-	-	30,022	30,022
Retained earnings	83,600	3,097	21,973	(86,697)	21,973

TOTAL SHAREHOLDERS' EQUITY	6,675	(46,903)	21,973		(24,930)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	-	(50,000)	(3,502)		(50,405)

See notes to unaudited pro-forma consolidated financial statements

TABATHA V, INC.

PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2005

		Impact	Impact
	Tabatha	Grammar Inc.	Grammar	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(audited)

Revenue			17,154		17,154

Administrative expenses	7,324	3,097	39,127	(10,421)	39,127

Operating income	7,324	(3,097)	(21,973)		(21,973)

Provision for taxation	-	-	-		-

Net (loss) / income	7,324	(3,097)	(21,973)		(21,973)

See notes to unaudited pro-forma consolidated financial statements

TABATHA V, INC.

PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

OCTOBER 31, 2006

		Impact	Impact
	Tabatha	Grammar Inc.	Grammar	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(audited)

Current Assets
Cash and cash equivalents		-	522		522
Accounts receivable					-
Amount due from shareholder		50,000			50,000
Amount due from immediate holding company		-	3,097	(3,097)	-
	-	50,000	3,619		50,522

TOTAL ASSETS	-	50,000	3,619		50,522

Current Liabilities
Accounts payables & accruals	(6,675)		(16,510)		(23,185)
Amount due to subsidiary		(3,097)		3,097	-
Due to a director			(29,738)		(29,738)

TOTAL LIABILTIES	(6,675)	(3,097)	(46,248)		(52,923)

Shareholders' Equity
Common Stock: no par value
20,000,000,000 authorized
11,856,250 shares issued and outstanding	(76,925)	(50,000)	-	50,000	(76,925)
Addition paid-in capital	-	-	-	36,697	36,697
Retained earnings	83,600	3,097	42,629	(86,697)	42,629

TOTAL SHAREHOLDERS' EQUITY	6,675	(46,903)	42,629		2,401

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	-	(50,000)	(3,619)		(50,522)

See notes to unaudited pro-forma consolidated financial statements

TABATHA V, INC.

PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE PERIOD ENDED OCTOBER 31, 2006

		Impact	Impact
	Tabatha	Grammar Inc.	Grammar	Consolidation	Consolidated
	US $	US $	US $	Journal	US $
	(unaudited)	(unaudited)	(audited)

Revenue			11,938		11,938

Administrative expenses	-	-	(32,594)		(32,594)

Operating income	-	-	(20,656)		(20,656)

Provision for taxation	-	-	-		-

Net (loss) / income	-	-	(20,656)		(20,656)

See notes to unaudited pro-forma consolidated financial statements

TABATHA V, INC.

NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of Tabatha V, Inc. (“Tabatha”), Impact Grammar Institute Inc. (“Impact Grammar Inc.”) and Impact Grammar (Hong Kong) Limited (“Impact Grammar”). Tabatha acquired all the issued and outstanding shares of Impact Grammar Inc. at 72,750 shares as the consideration on December 7, 2006.

Tabatha is the registrant, a Colorado development stage company incorporated on March 17, 2000. Tabatha has a fiscal year end of December 31, and currently without operations other than acquisition of Impact Grammar Inc. The balance sheet date used for the pro forma consolidation is December 31. During the ten months ended October 31, 2006, Tabatha had no operations other than general and administrative expenses.

Impact Grammar Institute Inc., a BVI company incorporated on September 18, 2004. Its principal activity was engaged as the investment holding of the operating company

Impact Grammar Institute (Hong Kong) Limited, a Hong Kong company incorporated on October 18, 2004. Its principal activity was engaged in the business of the provision of various tailor-made English training courses to students of different levels.

Impact Grammar's audited statement of operations for the year ended December 31, 2005 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2005, and its unaudited statement of operations for the ten months ended October 31, 2006 is included in the pro-forma consolidated statement of operations for the ten months ended October 31, 2006.

2. CONSOLIDATING ENTRIES

The acquisition transaction is treated as reverse merger, in which Impact Grammar is treated as the accounting acquirer. Thus, the financial statements will be primarily those of Impact Grammar with the adoption of the capital structure of Tabatha.

The consolidating entries on the pro-forma consolidated balance sheet to eliminate investments in subsidiary accounts, to agree retained earnings to those of Impact Grammar Institute Inc., and adjust common stock and additional paid in capital accounts to the capital structure of the registrant.

The consolidating entries on the pro-forma consolidated statement of operations for the year ended December 31, 2005 and ten months ended October 31, 2006 eliminate the effect of an operating loss of Tabatha.